Exhibit 10.12
THIRD AMENDMENT TO OFFICE LEASE AGREEMENT
THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment to Lease”) is made effective as of the last dated signature below (the “Amendment Effective Date”) by and between BELL SOUND USA, LLC (Landlord) AND SOCIAL FINANCE LLC (Tenant). Capitalized terms used in this Amendment to Lease without definition shall have the meanings ascribed to such terms in the Lease (as defined below). Individually, each is a party, collectively, the parties.
RECITALS
A.Landlord, as successor in interest to 246 First Street (SF) Owner, LLC, a Delaware limited liability company, and Tenant are parties to that certain Office Lease dated as of July 24, 2018 (the “Original Lease”), as amended by that certain First Amendment to Office Lease dated as of March 28, 2019 (the “First Amendment”), and a letter agreement dated as of June 24, 2019 (the “Electrical Panel Letter Agreement”), the Second Amendment to Office Lease, dated on or about June of 2021 (“the Second Amendment”), (the Original Lease, as amended by the First and Second Amendment and the Electrical Panel Letter Agreement being referred to herein as the “Lease”) pursuant to which Tenant presently leases premises, more particularly described in the Lease (and defined therein and herein as the “Premises”) and generally described as the entire building (subject to certain exclusions contained in the Lease) commonly known as 243 1st Street, San Francisco, California (and defined therein and herein as the “Building”)
B.Upon and subject to the terms of this Amendment and the consent of Landlord, Landlord and Tenant now wish to amend the Lease and to make such other changes as set forth herein.
NOW, THEREFORE, for and in consideration of the agreements set forth herein, the receipt and sufficiency of which consideration is hereby acknowledged, Landlord and Tenant amend the Lease as follows:
1.Incorporation of Recitals. The above recitals are true and correct and are incorporated herein as if set forth in full.
2.General Provisions. All defined terms in this Amendment shall have the same meanings as set forth in the Lease, except if otherwise noted herein. As amended by this Amendment, all of the terms, covenants, conditions, and agreements of the Lease shall remain in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, this Amendment shall control.
3.Change of Tenant's Corporate Name. Landlord and Tenant acknowledge and agree that on December 28, 2023, the Tenant, Social Finance, Inc., a Delaware corporation, officially converted to a Delaware limited liability company named Social Finance, LLC. A true and correct copy of the formation of Social Finance, LLC is attached as Exhibit A, and a true and correct copy of the conversion is attached as Exhibit B. Tenant affirms and represents that Social Finance, LLC retains the same obligations and tax identification number as the former Social Finance, Inc., and continues to be a wholly-owned subsidiary of SoFi Technologies, Inc., the publicly listed parent company (Nasdaq: SOFI). Therefore, any and all references to “Social Finance, Inc.” within the Lease shall now be deemed to refer to “Social Finance, LLC
4.Counterparts. This Amendment may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single Amendment. The parties hereto consent and agree that this Amendment may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing.

5.Miscellaneous. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment, their legal representatives, successors, and permitted assigns. The parties hereby acknowledge and affirm that, as of the Amendment Date hereof, the Lease is in full force and effect. The parties further agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment. The parties ratify and confirm the terms of the Lease as modified by this Amendment is incorporated herein by reference as if fully set forth herein. The Lease, as amended, contains the entire agreement between Landlord and Tenant as to the Premises, and there are no other agreements, oral or written, between the parties relating to the Premises.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment.

LANDLORD:
BELL SOUND USA LLC, a Delaware limited liability company
	By:	/s/ Takashi Kotegawa
	Name:	Takashi Kotegawa
	Its:	Chief Executive Officer
	Date:	10/27/2025

TENANT:
SOCIAL FINANCE, LLC., a Delaware limited liability company
	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Its:	CFO
	Date:	10/20/2025

EXHIBIT A
CERTIFICATE OF FORMATION OF SOCIAL FINANCE, LLC

EXHIBIT B
CERTIFICATE OF CONVERSION OF SOCIAL FINANCE, INC.